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                                                                    Exhibit 99.6

                               POWER OF ATTORNEY

     Each director and/or officer of Nationwide Financial Services, Inc. whose signature appears below hereby appoints Mark R. Thresher and Joseph J. Gasper and each of them severally as his or her attorneys-in-fact to sign in his or her name and on his or her behalf, in any and all capacities stated below and to file with the Securities and Exchange Commission any and all amendments including post-effective amendments, to this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Nationwide Financial Services, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on June 10, 2002.

                                     NATIONWIDE FINANCIAL SERVICES, INC.
                                     (REGISTRANT)
                                     BY:
                                        --------------------------------
                                        Name: W.G. Jurgensen
                                        Title: Chief Executive Officer and
                                               Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                      Title                                 Date
      ---------                      -----                                 ----

------------------------     Chief Executive Officer and                 , 2002
W.G. Jurgensen               Chairman of the Board (Principal
                             Executive Officer); Director

------------------------     Executive Vice President-Chief              , 2002
Robert A. Oakley             Financial Officer (Principal
                             Financial Officer)

------------------------     Senior Vice President-Finance               , 2002
Mark R. Thresher             and Treasurer (Principal
                             Accounting Officer)

------------------------     President and Chief Operating               , 2002
Joseph J. Gasper             Officer, Director

------------------------     Director                                    , 2002
Joseph A. Alutto

------------------------     Director                                    , 2002
James G. Brocksmith Jr.

/s/ Henry S. Holloway
------------------------     Director                             June 10, 2002
Henry S. Holloway

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      Signature                      Title                                 Date
      ---------                      -----                                 ----

------------------------          Director                               , 2002
Lydia M. Marshall

------------------------          Director                               , 2002
Donald L. McWhorter

/s/ David O. Miller
------------------------          Director                        June 10, 2002
David O. Miller

------------------------          Director                               , 2002
James F. Patterson

------------------------          Director                               , 2002
Gerald D. Prothro

------------------------          Director                               , 2002
Arden L. Shisler

------------------------          Director                               , 2002
Alex Shumate